EXHIBIT 32.1

CERTIFICATION
OF
PRINCIPAL EXECUTIVE OFFICER
AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Goodman, Principal Executive officer (and Principal Financial Accounting Officer) of Bay Acquisition Corp. certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Bay Acquisition Corp. for the quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Bay Acquisition Corp. and its subsidiaries.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Date: December 18, 2008	/s/ Paul Goodman
Paul Goodman Principal Executive Officer and Principal Financial Accounting Officer